                                                                    EXHIBIT 10.3

                              ARTICLES OF AMENDMENT
                                       OF
                       CENTRAL APARTMENT MANAGEMENT, INC.

                                 March 31, 2000


         Pursuant to the provisions of the Texas Business Corporation Act, Central Apartment Management, Inc. (the "Corporation") hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:


         1. The name of the corporation is Central Apartment Management, Inc.

         2. Article 1 of the Articles of Incorporation is hereby amended so as to read as follows:

                           The name of the corporation is Gables Residential
                  Services, Inc. (the "Corporation").

         3. The amendment is adopted as of the date of the filing of these Articles of Amendment with the Secretary of State of the State of Texas.

         4. There are 100 shares of Class A Common stock, par value $.01 per share, outstanding and entitled to vote. The amendment was adopted by the unanimous written consent of stockholders on March 31, 2000 in accordance with
Article 9.10 of the Texas Business Corporation Act and any written notice required by such Article has been given.

         IN WITNESS WHEREOF, the undersigned, the President of the Corporation, has executed these Articles of Amendment to the Certificate of Incorporation as of the date set forth above.


                                        /s/ Chris D. Wheeler
                                        ---------------------------------------
                                        Name:    Chris D. Wheeler
                                        Title:   President